Exhibit 10.11.2

110717A1/BCN/DD

AMENDMENT N°1 TO

PRODUCT RESEARCH, DEVELOPMENT,

LICENSE AND COMMERCIALIZATION AGREEMENT

By and between

INTERCEPT PHARMACEUTICALS, INC.

a corporation organized and existing under the laws of Delaware, with registered office at 18 Desbrosses Street, New-York 10013 NY, USA

(hereinafter referred to as “INTERCEPT”)

on the one hand

AND

LES LABORATOIRES SERVIER

a corporation organized and existing under the laws of France, with registered office at 50 rue Carnot 92284 Suresnes cedex, France

and

INSTITUT DE RECHERCHES SERVIER

a corporation organized and existing under the laws of France, with registered office at 3 rue de la République, 92150 Suresnes, France

(these two entities are jointly referred to as “SERVIER”)

on the other hand.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

110717A1/BCN/DD

RECITALS

WHEREAS, INTERCEPT and SERVIER have executed on August 1st, 2011 a product research, development, license and commercialization agreement (hereinafter the “Agreement”);

WHEREAS, the initial Research program Term (as defined in section 2.1 of the Agreement) will end on July 31st, 2012;

WHEREAS, the parties have decided to extend such Research Program Term.

NOW, THEREFORE, in consideration of the foregoing premises, SERVIER and INTERCEPT hereby agree as follows:

Article 1:

The Research Program Term is extended for a six month period starting on August 1st, 2012 (hereinafter the “Extended Term”).

During the Extended Term, INTERCEPT shall conduct the research activities described in Schedule 1 to this amendment. In terms of manpower, it is intended that INTERCEPT will allocate for the performance of the research activities up to [[***]] full time equivalent which shall include the work as outlined in the Research Program as amended pursuant to Schedule 1 to this Amendment. SERVIER will reimburse to INTERCEPT at the end of each quarter of the Extended Term an amount of EUR [***] per FTE per quarter, up to a maximum of EUR [***] per quarter, provided such costs are duly justified.

During the Extended Term, INTERCEPT will provide an intermediate report after three months and a final report.

Based on the results of the work performed during the Extended Term, the parties may decide, by way of an amendment to the Agreement, to further extend the Research Program Term for an additional six month period.

Article 2:

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

In witness whereof, the Parties have executed this amendment by their proper officers as of July 24th, 2012.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

110717A1/BCN/DD

INTERCEPT PHARMACEUTICALS, INC.	LES LABORATOIRES SERVIER

/s/ Mark Pruzanski	/s/ Marie-Christine Larcher
Mark PRUZANSKI	Mrs Marie-Christine LARCHER

President and CEO	Proxy

INSTITUT DE RECHERCHES SERVIER

/s/ Dr Emmanuel Canet
Dr Emmanuel CANET

President R&D

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

110717A1/BCN/DD

SCHEDULE 1

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

INITIAL ACTION PLAN

[***]

27/06/2012

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.